EXHIBIT  A-2

T.  ROWE PRICE FUNDS

        REPORT OF SECURITIES PURCHASED
        FROM MEMBERS OF UNDERWRITING SYNDICATES
        AFFILIATED WITH ROBERT FLEMING

        As required by the Written Procedures
adopted by the Board of Directors of the Fund regarding the purchase of securities from members of underwriting syndicates which include affiliates of Robert Fleming,
("Affiliated Underwriting"), the following Report for the three months ending June 30, 2000 is being submitted to the Board for its review and determination as to whether such reported transactions have been effected in compliance with Section 10(f) of the Investment Company Act of 1940, as amended,
("Act"), Rule 10f-3 and the said Written Procedures.


I.      Ratio of Business with Affiliated Underwriting
        Syndicates to the Fund's Total Underwritings



Fund
Principal Business(US$)
Ratio




Affilated Underwriting Syndicates
FEF
10,311,864.60
100%

EMSF
1,331,466.04
100%

GSF
171,931.05
100%

ISF
34,366,218.02
100%

RISP
2,079,166.19
100%




Funds' Total Underwritings
FEF
10,311,864.60
100%

EMSF
1,331,466.04
100%

GSF
171,931.05
100%

ISF
34,366,218.02
100%

RISP
2,079,166.19
100%





II.     Ratio of Commissions Paid to Affiliated
        Underwriting Syndicates to Total Commissions
        Paid on All Underwriting



Fund
Commission Paid (US$)
Ratio




Affilated Underwriting Syndicates
FEF
255,218.64
100%

EMSF
32,953.78
100%

GSF
4,255.29
100%

ISF
850,563.90
100%

RISP
51,459.36
100%




Funds Total Underwritings
FEF
255,218.64
100%

EMSF
32,953.78
100%

GSF
4,255.29
100%

ISF
850,563.90
100%

RISP
51,459.36
100%


III. List of Underwritings with members
IV.  of Affiliated Syndicates


Issuer
Trade
Date

Principal
Amount
(US$)
Commission
Paid (US$)
Fund Purchase as %
of Fund Assets
Fund Purchase as %
of Total Offering







China Unicom Limited
16/06/00
FEF
10,311,864.60
255,218.64
0.28%
0.22%


EMSF
1,331,466.04
32,953.78
0.69%
0.03%


GSF
171,931.05
4,255.29
0.15%
0.004%


ISF
34,366,218.02
850,563.90
0.28%
0.74%


RISP
2,079,166.19
51,459.36
0.28%
0.04%








The undersigned, on behalf of Rowe Price-Fleming
International, Inc. does hereby certify that the transactions contained in this Report were effected in compliance with the Written
Procedures and were otherwise in full compliance with Section 10(f) of the Act and Rule
10f-3.
ROWE PRICE-FLEMING INTERNATIONAL, INC.

By:     _______________________________________



Title:  _______________________________________


Dated: _____________________, 2000